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                                                                   EXHIBIT 10.13


                                 FIRST AMENDMENT

                             TO FINANCING AGREEMENT

                  FIRST AMENDMENT, dated as of November 8, 2000 (this "Amendment"), to the Financing Agreement, dated as of August 15, 2000 (the "Financing Agreement"), by and among Outsource International, Inc. (the "Parent"), Outsource International of America, Inc. ("OIA"), Outsource Franchising, Inc. ("OFI"), Guardian Employer East, LLC ("Guardian East"), Guardian Employer West, LLC ("Guardian West" and together with the Parent, OIA, OFI and Guardian East, each a "Borrower" and collectively, the "Borrowers"), each Subsidiary of the Parent (other than a Borrower) whose name appears on the signature pages thereof (each a "Guarantor" and collectively, the "Guarantors"), the financial institutions from time to time party thereto (each a "Lender" and collectively, the "Lenders"), Ableco Finance LLC, as collateral agent for the Lenders (in such capacity, the "Collateral Agent"), and The CIT Group/Business Credit, Inc., as administrative agent for the Lenders (in such capacity, the "Administrative Agent" and together with the Collateral Agent, each an "Agent" and collectively, the "Agents").

                  WHEREAS, the Borrowers, the Guarantors, the Lenders and the Agents wish to amend certain terms and conditions of the Financing Agreement as hereafter set forth;

                  NOW, THEREFORE, the Borrowers, the Guarantors, the Lenders and the Agents hereby agree as follows:

                  1. DEFINITIONS. All terms which are defined in the Financing Agreement and not otherwise defined herein are used herein as defined therein.

                  2. RESTRICTED PAYMENTS. Section 7.02(h) of the Financing Agreement is hereby amended by deleting both provisos therein and substituting the following in lieu thereof:

                  "PROVIDED, HOWEVER, (i) Subsidiaries may make distributions to the Parent, (ii) the Parent may make tax indemnification payments to the original shareholders of the Parent in the Fiscal Year ended April 1, 2001 in an aggregate amount not to exceed $2,400,000, of which (A) not more than $2,000,000 shall be from the proceeds of equity of the Parent sold to certain original shareholders of the Parent and (B) not more than $400,000 shall be in cash, (iii) the Parent may repurchase warrants issued pursuant to the Securities Purchase Agreement in accordance with the terms thereof, provided that such repurchase is paid for with Par Notes (as defined in the Securities Purchase Agreement), which Par Notes shall constitute Subordinated Indebtedness hereunder pursuant to the express terms of the Securities Purchase Agreement, and (iv) the Parent may repurchase up to 430,775 options issued pursuant to the Parent's incentive stock option plan at a maximum aggregate cost of $130,000; PROVIDED, HOWEVER, that at the election of the Collateral Agent, which the Collateral Agent may and, upon the direction of the Required Lenders, shall make by notice to the Loan Parties, no such payment provided for in subclauses (i) through (iv) above shall be made if an Event of Default shall have occurred and be


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                  continuing or would result from the making of any such payment or, if either immediately before or after giving effect to any such payment, the Loans and Letter of Credit Obligations exceed the Borrowing Base."

                  3. CONSOLIDATED EBITDA. The first sentence of Section 7.03(b) of the Financing Agreement is hereby amended in its entirety to read as follows:

                  "Permit Consolidated EBITDA of the Parent and its Subsidiaries as at the end of each period of twelve (12) consecutive months for which the last month ends during the period set forth below to be less than the applicable amount set forth below:"

                  4. CONDITIONS. This Amendment shall become effective only upon satisfaction in full of the following conditions precedent (the first date upon which all such conditions have been satisfied being herein called the "Amendment Effective Date"):

                           (a) REPRESENTATIONS AND WARRANTIES; NO EVENT OF
DEFAULT. The representations and warranties contained herein, in Section 6.01 of the Financing Agreement and in each other Loan Document and certificate or other writing delivered to the Agents and the Lenders pursuant hereto on or prior to the Amendment Effective Date shall be correct on and as of the Amendment Effective Date as though made on and as of such date; and no Default or Event of Default shall have occurred and be continuing on the Amendment Effective Date or would result from this Amendment becoming effective in accordance with its terms.

                           (b) DELIVERY OF DOCUMENTS. The Collateral Agent shall
have received on or before the Amendment Effective Date, counterparts of this Amendment, duly executed by the Borrowers, the Guarantors and the Lenders.

                           (c) PROCEEDINGS. All proceedings in connection with
the transactions contemplated by this Amendment, and all documents incidental hereto, shall be satisfactory to the Collateral Agent and its counsel.

                  5. REPRESENTATIONS AND WARRANTIES. Each of the Borrowers and the Guarantors represents and warrants as follows:

                           (a) Each Borrower and Guarantor (i) is a corporation
or limited liability company, as the case may be, duly organized, validly existing and in good standing under the laws of the state of its organization and (ii) has all requisite power, authority and legal right to execute, deliver and perform this Amendment, and to perform the Financing Agreement, as amended hereby.

                           (b) The execution, delivery and performance by it of
this Amendment and the performance by it of the Financing Agreement, as amended hereby (i) have been duly authorized by all necessary action, (ii) do not and will not violate or create a default under its organizational documents or any applicable law or any contractual restriction binding or otherwise affecting it



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or any of its properties, and (iii) except as provided in the Loan Documents, do not and will not result in or require the creation of any Lien upon or with respect to its property.

                           (c) No authorization or approval or other action by,
and no notice to or filing with, any Governmental Authority or other regulatory body is required in connection with (i) the due execution, delivery and performance by it of this Amendment and (ii) the performance by it of the Financing Agreement, as amended hereby.

                           (d) Each of this Amendment and the Financing
Agreement, as amended hereby, is a legal, valid and binding obligation of each Borrower and Guarantor, enforceable against each such Person in accordance with the terms thereof.

                           (e) The representations and warranties contained in
Article VI of the Financing Agreement are correct on and as of the Amendment Effective Date as though made on and as of the Amendment Effective Date, and no Default or Event of Default has occurred and is continuing on and as of the Amendment Effective Date or will result from this Amendment becoming effective in accordance with its terms.

                  6. CONTINUED EFFECTIVENESS OF THE FINANCING AGREEMENT. Each of the Borrowers and the Guarantors hereby confirms and agrees that, except as otherwise provided in Section 5, (i) each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Amendment Effective Date all references in any such Loan Document to "the Financing Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Financing Agreement shall mean the Financing Agreement as amended by this Amendment, and (ii) to the extent any such Loan Document purports to assign or pledge to the Collateral Agent, or to grant to the Collateral Agent a Lien on any collateral as security for the Obligations of the Borrowers or the Guarantors from time to time existing in respect of the Financing Agreement and the Loan Documents, such pledge, assignment and/or grant of the Lien is hereby ratified and confirmed in all respects.

                  7. MISCELLANEOUS. (a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

                           (b) Section and paragraph headings herein are
included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                           (c) This Amendment shall be governed by, and
construed in accordance with, the laws of the State of New York.

                           (d) The Borrowers will pay on demand all reasonable
fees, costs and expenses of the Agents in connection with the preparation, execution and delivery of this Amendment and all documents incidental hereto, including, without limitation, the reasonable fees, disbursements and other charges of Schulte Roth & Zabel LLP, counsel to the Agents.



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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                   BORROWERS:

                                    OUTSOURCE INTERNATIONAL, INC.


                                    By:  /s/ Scott R. Francis
                                         --------------------------------------
                                          Name:  Scott R. Francis
                                          Title: VP


                                    OUTSOURCE INTERNATIONAL OF AMERICA, INC.


                                    By:  /s/ Scott R. Francis
                                         --------------------------------------
                                          Name:  Scott R. Francis
                                          Title: VP


                                    OUTSOURCE FRANCHISING, INC.


                                    By:  /s/ Scott R. Francis
                                         --------------------------------------
                                          Name:  Scott R. Francis
                                          Title: VP


                                    GUARDIAN EMPLOYER EAST, LLC


                                    By:  /s/ Scott R. Francis
                                         --------------------------------------
                                          Name:  Scott R. Francis
                                          Title: Manager


                                    GUARDIAN EMPLOYER WEST, LLC


                                    By:  /s/ Scott R. Francis
                                         --------------------------------------
                                          Name:  Scott R. Francis
                                          Title: Manager


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                                   GUARANTORS:

                                   CAPITAL STAFFING FUND, INC.


                                    By:  /s/ Scott R. Francis
                                         --------------------------------------
                                          Name:  Scott R. Francis
                                          Title: VP

                                   OUTSOURCE FUNDING CORPORATION


                                    By:  /s/ Scott R. Francis
                                         --------------------------------------
                                          Name:  Scott R. Francis
                                          Title: President

                                   SYNADYNE I, INC.


                                    By:  /s/ Scott R. Francis
                                         --------------------------------------
                                          Name:  Scott R. Francis
                                          Title: VP


                                   SYNADYNE II, INC.


                                    By:  /s/ Scott R. Francis
                                         --------------------------------------
                                          Name:  Scott R. Francis
                                          Title: VP



                                   SYNADYNE III, INC.


                                    By:  /s/ Scott R. Francis
                                         --------------------------------------
                                          Name:  Scott R. Francis
                                          Title: VP



                                   SYNADYNE IV, INC.


                                    By:  /s/ Scott R. Francis
                                         --------------------------------------
                                          Name:  Scott R. Francis
                                          Title: VP



                                   SYNADYNE V, INC.


                                    By:  /s/ Scott R. Francis
                                         --------------------------------------
                                          Name:  Scott R. Francis
                                          Title: VP




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                                   EMPLOYEES INSURANCE SERVICES, INC.


                                    By:  /s/ Scott R. Francis
                                         --------------------------------------
                                          Name:  Scott R. Francis
                                          Title: VP

                                   MASS STAFF, INC.


                                    By:  /s/ Scott R. Francis
                                         --------------------------------------
                                          Name:  Scott R. Francis
                                          Title: VP

                                   STAFF ALL, INC.


                                    By:  /s/ Scott R. Francis
                                         --------------------------------------
                                          Name:  Scott R. Francis
                                          Title: VP

                                   OUTSOURCE OF NEVADA, INC.


                                    By:  /s/ Scott R. Francis
                                         --------------------------------------
                                          Name:  Scott R. Francis
                                          Title: VP

                                   EMPLOYMENT CONSULTANTS, INC.


                                    By:  /s/ Scott R. Francis
                                         --------------------------------------
                                          Name:  Scott R. Francis
                                          Title: VP

                                   X-TRA HELP, INC.


                                    By:  /s/ Scott R. Francis
                                         --------------------------------------
                                          Name:  Scott R. Francis
                                          Title: VP

                                   CO-STAFF, INC.


                                    By:  /s/ Scott R. Francis
                                         --------------------------------------
                                          Name:  Scott R. Francis
                                          Title: VP




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                                COLLATERAL AGENT AND LENDER:

                                ABLECO FINANCE LLC


                                By:  /s/ Kevin Genda
                                     ------------------------------------------
                                      Name:  Kevin Genda
                                      Title: Senior Vice President


                                ADMINISTRATIVE AGENT AND LENDER:
                                -------------------------------

                                THE CIT GROUP/BUSINESS CREDIT, INC.


                                By:  /s/ Eric Malloy
                                     ------------------------------------------
                                      Name:  Eric Malloy
                                      Title: AVP/AE


                                LENDERS:

                                A2 FUNDING LP

                                By:  A2 Fund Management LLC,
                                       its General Partner


                                By:  /s/ Kevin Genda
                                     ------------------------------------------
                                      Name:  Kevin Genda
                                      Title: Vice President

                                ABLECO HOLDING LLC


                                By:  /s/ Kevin Genda
                                     ------------------------------------------
                                      Name:  Kevin Genda
                                      Title: Attorney-in-Fact



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